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(LOGO)                                  ALLIANCE LIMITED MATURITY
                                            GOVERNMENT FUND, INC.
_________________________________________________________________

                                                    March 1, 1996


Supplement to Prospectus dated March 1, 1996 for Missouri
Investors

    The Fund's investment activities are likely to result in the Fund engaging in a considerable amount of trading of securities held for less than one year. This trading activity increases the Fund's transaction costs, rate of turnover and the incidence of short-term capital gain taxable as ordinary income. Investors should consider that the Fund also intends to engage in certain borrowing techniques which may increase investment risk.


(R): This is a registered mark used under license from the owner, Alliance Capital Management L.P.
































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